UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 28, 2014

CONTANGO OIL & GAS COMPANY
 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2014, Contango Oil & Gas Company (the “Company”) entered into a second amendment (the "Second Amendment") to its credit agreement, dated October 1, 2013, (the "Credit Agreement"), among the Company, the lenders party to the Credit Agreement (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.  The Second Amendment reduces the interest paid on borrowings and provides for the repurchase by the Company of its equity interests, subject to certain limitations.

The foregoing description of the Second Amendment is a summary only and is qualified in its entirety by reference to the Second Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of October 28, 2014, among Contango Oil & Gas Company, the lenders party thereto, Royal Bank of Canada, as administrative agent for the Lenders, and the other parties in the capacities therein identified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: October 31, 2014	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1
Second Amendment to Credit Agreement, dated as of October 28, 2014, among Contango Oil & Gas Company, the lenders party thereto, Royal Bank of Canada, as administrative agent for the Lenders, and the other parties in the capacities therein identified.

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Execution Version

Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of October 28, 2014 (the “Amendment Effective Date”), is by and among Contango Oil & Gas Company, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of October 1, 2013, as amended by the First Amendment to Credit Agreement dated as of April 11, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

 Section 1.                      Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

 Section 2.                      Amendment to the Credit Agreement.  The definition of Applicable Margin in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Applicable Margin” shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

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Execution Version

Applicable Margin

Borrowing Base Utilization	LIBOR Loans	Base Rate Loans	Commitment Fee
Less than 25%	1.50%	0.50%	.375%
Greater than or equal to 25%, but less than 50%	1.75%	0.75%	.375%
Greater than or equal to 50%, but less than 75%	2.00%	1.00%	.500%
Greater than or equal to 75%, but less than 90%	2.25%	1.25%	.500%
Greater than or equal to 90%	2.50%	1.50%	.500%

Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect on the day such change in the Borrowing Base Utilization occurs.

 Section 3.                      Amendment to Section 9.04 of the Credit Agreement.  Section 9.04 of the Credit Agreement is hereby amended by replacing the word “and” appearing before the number “(iii)” in such Section with a comma (“,”) and by adding the phrase “and (iv) provided that (x) no Default shall have occurred and be continuing and (y) after giving effect to such purchases the Borrowing Base Utilization shall be no greater than 90%, the Borrower may purchase up to $39,215,000 of its Equity Interests pursuant to a share repurchase program approved by the Borrower’s Board of Directors (and for the avoidance of doubt, the Borrower may use proceeds of the Loans for such purpose).”

 Section 4.                      Conditions to Effectiveness.  This Amendment shall become effective as of the Amendment Effective Date when the Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of the Borrower, the Administrative Agent and the Majority Lenders.

 Section 5.                      Reaffirmation of the Borrowing Base.  The Borrower and the Required Lenders hereby agree that effective as of the Amendment Effective Date the Borrowing Base is set at $275,000,000 until the date of the next determination or adjustment of the Borrowing Base pursuant to the provisions of the Credit Agreement.  The reaffirmation pursuant to this Section 5 is deemed to be the redetermination of the Borrowing Base for the November 1, 2014 Scheduled Redetermination Date.

 Section 6.                      Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto, no Default, Event of Default or Deficiency shall have occurred and be continuing.

 Section 7.                      Loan Document; Ratification.

(a) This Amendment is a Loan Document.  Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

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(b) Except as amended hereby, the Credit Agreement remains in full force and effect and the Borrower hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby.

 Section 8.                      GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

 Section 9.                      Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

 Section 10.                    Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

 Section 11.                    Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all of its rights and remedies hereunder, to the benefit of each of them and their respective successors, transferees and assigns.

 Section 12.                    Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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                                 In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:
CONTANGO OIL & GAS COMPANY
By:	/s/ E. Joseph Grady
Name: E. Joseph Grady
Title: Senior Vice President & CFO

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ADMINISTRATIVE AGENT:
ROYAL BANK OF CANADA, as Administrative Agent
By:	/s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency

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LENDER:
ROYAL BANK OF CANADA, as Lender
By:	/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

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LENDER:
AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Mark A. Serice
Name: Mark A. Serice
Title: Senior Vice President

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LENDER:
ROYAL BANK OF SCOTLAND PLC
By:	/s/ James L. Moyes
Name: James L. Moyes
Title: Managing Director

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LENDER:
REGIONS BANK
By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Senior Vice President

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LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION
By:	/s/ Michael Higgins
Name: Michael Higgins
Title: Director

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LENDER:
COMPASS BANK
By:	/s/ Rhianna Disch
Name: Rhianna Disch
Title: Vice President

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LENDER:
BARCLAYS BANK PLC
By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

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LENDER:
BOKF, NA DBA BANK OF TEXAS
By:	/s/ Mari Salazar
Name: Mari Salazar
Title: SVP, Energy Lending

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LENDER:
CADENCE BANK
By:	/s/ Eric Broussard
Name: Eric Broussard
Title: Executive Director

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LENDER:
CITIBANK, N.A.
By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

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LENDER:
IBERIABANK
By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

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